UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 30, 2009
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive
Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On September 30, 2009, Michael Baker Corporation (the “Company”) and its wholly-owned subsidiaries, Baker Holding Corporation, Baker OTS, Inc. and Michael Baker International, Inc. (each of the Company, Baker Holding Corporation, Baker OTS, Inc., and Michael Baker International, Inc., a “Seller” and collectively, the “Sellers”) entered into a definitive agreement with Wood Group E.&P.F. Holdings, Inc., Wood Group Holdings (International) Limited and Wood Group Engineering and Operations Support Limited, subsidiaries of international energy services company John Wood Group PLC (each a “Buyer” and, collectively, the “Buyers”), to sell the stock owned by Michael Baker Corporation in Baker/MO Services, Inc., Michael Baker Global, Inc., Baker O&M International, Ltd., Baker Energy de Venezuela, C.A., Overseas Technical Services International, Ltd., Baker OTS International, Inc., SD Forty Five, Ltd., OTS Finance and Management, Ltd., and their respective subsidiaries, (“Baker Energy”) for cash of $37,944,000. The purchase price is subject to adjustment based on actual net assets delivered in relation to targeted net assets at September 30, 2009. The sale was completed on September 30, 2009. The Company also has an agreement in place to sell its interest in B.E.S. Energy Resources Company, Ltd., (“B.E.S.”) to the Wood Group should the minority interest holder in B.E.S. not elect to exercise its “Right of First Refusal.” If the minority interest holder elects to purchase the Company’s interest in B.E.S., it will be for the same purchase price of $1,056,000 as agreed to with the Wood Group.
     The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement dated as of September 30, 2009, by and among the Sellers and the Buyers, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The disclosure under Item 1.01 of this Current Report on Form 8-K is responsive to this Item and is hereby incorporated by reference.
Item 8.01. Other Events.
     On October 1, 2009, the Company issued a press release announcing that it completed the sale of Baker Energy. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(b) Pro forma Financial Information
     The Company’s required Unaudited Pro Forma Financial Information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.
The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

10.1	Share Purchase Agreement, dated as of September 30, 2009, by and among Michael Baker Corporation, Baker Holding Corporation, Baker OTS, Inc., Michael Baker International, Inc., Wood Group E.&P.F. Holdings, Inc., Wood Group Holdings (International) Limited and Wood Group Engineering and Operations Support Limited.*

99.1	Press release dated October 1, 2009.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements

* The schedules and exhibits to this agreement have been omitted. A copy of the omitted schedule and exhibits will be provided to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ Michael J. Zugay
Michael J. Zugay
Executive Vice President and Chief Financial Officer
Date: October 6, 2009

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	Share Purchase Agreement, dated as of September 30, 2009, by and among Michael Baker Corporation, Baker Holding Corporation, Baker OTS, Inc., Michael Baker International, Inc., Wood Group E.&P.F. Holdings, Inc., Wood Group Holdings (International) Limited and Wood Group Engineering and Operations Support Limited.*	Filed herewith.

99.1	Press release dated October 1, 2009.	Filed herewith.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements	Filed herewith.

* The schedules and exhibits to this agreement have been omitted. A copy of the omitted schedule and exhibits will be provided to the Securities and Exchange Commission upon request.